Exhibit 10.1

UNION TRUST COMPANY

EMPLOYEE STOCK PLAN

2007 PLAN SUMMARY

Purpose

The purpose of instituting a stock purchase plan for the bank’s employees is to promote and allow qualifying employees to purchase, at full market price, shares of Union Bankshares stock.

Term of the Plan

One year for contributions

Eligibility

All employees who have been continuously employed by the bank for one year prior to the date of the adoption of this Plan.

Components of the Plan Include:

*	No tax impact to employee/employer
*	Participation will be through either; (a) payroll deduction, or (b) direct purchase (cash)
*	A "window of time" will be provided, January 15—January 31 of the following year for employees to elect to purchase stock
*	Employees who elect payroll deduction will receive notification of the balance in their account as of December 31 and instructions on what they need to do (sent out January)
*	Employees who elect direct purchase will receive notification explaining what they need to do (sent out January)
*	Stock is sold at market price on a cash basis as of February 1 of the following year
*	Shares will remain in escrow for 9 months after purchase (to prevent a disqualifying transaction)
*	In December, the Board of Directors will receive annual notification of plan for renewal purposes

UNION TRUST COMPANY

EMPLOYEE STOCK PLAN

An employee stock plan to be known as the Union Trust Company Employee Stock Plan (the "Plan") is hereby adopted for the benefit of the employees of Union Trust Company (the "Bank").

1.	Purpose of the Plan: The purpose of the Plan is to offer employees of the Bank an opportunity to become shareholders of Union Bankshares (the "Company") by purchasing shares of its common stock (the "Common Stock") and to thereby aid in the achievement of a unity of purpose among employees and shareholders which will be beneficial to the continued growth of the Bank and the Company.

2.	Term of the Plan: The Plan will be deemed to have commenced on January 1, 2007 and shall terminate on February 28, 2008.

3.	Eligibility: All persons who have been continuously employed by the Bank for one year prior to the date of this Plan ("Eligible Employees") are eligible to participate.

4.	Participation Through Payroll Deduction:

(a)	Any Eligible Employee who wishes to participate in the Plan through payroll deduction (a “Participating Employee”) shall execute a form to be furnished by the Bank indicating that he or she authorizes and instructs the Bank to deduct from that employee’s bi-weekly pay a specified amount to be applied to the purchase of Common Stock. Payroll deductions may not be less than Five Dollars ($5.00) per pay period and must be in whole dollar amounts only. Nonparticipating employees who are eligible or who become eligible may execute payroll deduction authorizations at any time. Payroll deductions will commence with paychecks issued not later than the second week following the receipt of the employee’s signed payroll deduction authorization and shall be subject to such additional rules and regulations as the Board of Directors may from time to time establish.

(2)

(b)	All amounts contributed through the payroll deduction plan shall be deposited in a segregated non-interest bearing account at the Bank to be known as the "Union Trust Company Employee Stock Purchase Plan Custodian Account." The Bank shall act as custodian for all amounts placed in this account, shall keep complete and accurate records of all employee contributions and, upon receipt of written instructions from a Participating Employee, shall apply such contributions to the purchase of Common Stock in accordance with the Plan.

(c)	On February 1, 2008, or as soon thereafter as is practicable, the Bank as custodian will, unless it has received from a Participating Employee written instructions to the contrary, apply funds in the Union Trust Company Employee Stock Purchase Plan Custodian Account (as of December 31) to purchase on behalf of each Participating Employee of such number of whole shares of Common Stock as the amount allocated to him or her will purchase (subject to apportionment as provided in Section 10 hereof) at the then prevailing market price on February 1, 2008, as determined by the Board of Directors of the Bank. Any funds remaining in the account of a Participating Employee after purchase of the maximum number of whole shares of Common Stock which can be purchased will be remitted to the employee or otherwise applied as the employee may direct.

(d)	Upon written request to the Bank by a Participating Employee, the amount of payroll deduction may be changed or terminated. The Bank reserves the right to terminate the payroll deduction plan at any time. In the event of the death or termination of employment of any Participating Employee prior to issuance of stock to that employee pursuant to the Plan, such employee shall be entitled to have any amounts deposited by him or her in the Union Trust Company Employee Stock Purchase Plan Custodian Account refunded in full and, upon such refund, all rights of the employee under the Plan shall terminate. In the event of discontinuance of the Plan, all amounts contributed by Participating Employees to the Union Trust Company Employee Stock Purchase Plan Custodian Account will be refunded.

(3)

5.	Direct Purchases: Any Eligible Employee who wishes to participate in the Plan, but who elect not to authorize regular payroll deductions, may at any time between January 15, 2008 and January 31, 2008, exercise his or her right to purchase Common Stock by delivering a letter of instructions in form acceptable to the Bank specifying the number of shares desired to be purchased. Subject to apportionment of available shares pursuant to paragraph 10 of this Plan, and upon receipt of payment in full therefore, the Company shall issue the number of shares requested to the employee on February 1, 2008, or as soon as practicable thereafter, at the market value of those shares as of that date, as determined by the Board of Directors of the Bank.

6.	Purchase of Stock Through 401(k) Plan: Employees who wish to purchase shares of stock of Union Bankshares through the Bank’s 401(k) plan may do so by so instructing the trustee of the plan who shall purchase shares for the account of such employee in the manner herein provided.

7.	Share Certificates: Certificates representing Common Stock in Union Bankshares will not be registered under the Securities Act of 1933 and will be issued in reliance upon the intra-state exemption from such registration provided by 3(a)(11) of the Securities Act of 1933. No certificates will be issued to any Eligible Employee until he or she has signed a letter of representation in such form as may be approved by the Bank to the effect that he or she is resident of the State of Maine and pursuant to which he or she agrees not to resell the Common Stock represented by the certificate to anyone who is not a Maine resident for a period of nine months. All certificates issued to employees pursuant to the Plan shall set forth on their face the following legend:

THE COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND HAS BEEN ISSUED IN RELIANCE UPON THE EXEMPTION FROM SUCH REGISTRATION PROVIDED BY 3(a)(11) OF THE SECURITIES AND EXCHANGE ACT OF 1933 AND IS SUBJECT TO THE CONDITIONS SET FORTH IN A LETTER OF REPRESENTATION SIGNED BY THE HOLDER HEREOF. CONSEQUENTLY, THE COMMON STOCK REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED ON OR BEFORE NOVEMBER 1, 2008 TO ANY PERSON NOT RESIDENT IN THE STATE OF MAINE.

(4)

8.	Expenses: All expenses of maintaining records and executing transfers pursuant to the Plan shall be borne by the Bank.

9.	Responsibility: Neither the Bank nor the Company shall have any responsibility or liability for any act or thing done or left undone, including, without limiting the generality of the foregoing, any action taken with respect to the price, time, quantity or other conditions and circumstances of the purchase of shares under the terms of the Plan. Any determination by the Board of Directors of the Bank as to conduct or operation of the Plan shall be final.

10.	Limitation on Subscription: Upon adoption of the Plan, the Company shall set aside one thousand (1000) shares of its Common Stock to be issued pursuant to the Plan. In the event that subscriptions for shares pursuant to the Plan exceed the number of shares allocated, the Company and the Bank reserve the right to allocate additional shares or to reduce proportionately the number of shares to be purchased by Plan participants. No employee may purchase more than one hundred (100) shares of Common Stock pursuant to the Plan.

11.	Termination: This Plan shall terminate on February 28, 2008.

VOTE FOR ADOPTION BY UNION TRUST COMPANY

VOTED: That the Bank adopt and implement the Union Trust Company Employee Stock Plan in the form attached to this record, and that the officers of the Bank be and they hereby are authorized to take such actions as may be necessary or appropriate to implement said plan.

/s/ Sandra H. Collier
Chairman of the Board

January 17, 2007
Date

VOTE FOR ADOPTION BY UNION BANKSHARES

VOTED: That this Corporation set aside 1,000 shares of its Common Stock for issuance to Employees of Union Trust Company pursuant to the terms of the 2007 Union Trust Company Employee Stock Purchase Plan, and that the officers of the Corporation hereby are authorized to issue shares of the Common Stock of the Corporation in accordance with the terms of said plan.

/s/ Sandra H. Collier
Chairman of the Board

January 17, 2007
Date